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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                    ----------------------------------


                                FORM 8-K/A

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                                                             June 26, 1997
      Date of Report (Date of earliest event reported):     (June 16, 1997)
                                                         --------------------




                Toyota Auto Receivables 1997-A Grantor Trust
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-04336                     33-6205229
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




 Toyota Motor Credit Receivables Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------



                          Exhibit Index is on Page 2

                                 Page 1 of 3


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Item 5.  Other Events
         ------------


This Current Report on Form 8-K/A is filed to correct a typographical error in the Servicer's Certificate for the May 1997 Collection Period which was included as Exhibit 20 in the Current Report on Form 8-K dated June 20, 1997. The corrected Servicer's Certificate for the May 1997 Collection Period is filed as Exhibit 20 to this Current Report on Form 8-K/A.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                  20          Servicer's Certificate for the month of
                              May, 1997.
































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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOYOTA AUTO RECEIVABLES 1997-A GRANTOR TRUST

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  June 26, 1997        By:             /S/ GREGORY WILLIS
       -------------             --------------------------------------------
                                                Gregory Willis
                                  Vice President-Finance and Administration
                                        (Principal Accounting Officer)







































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